UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number                     811-09174
Aegis Value Fund, Inc.

(Exact name of Registrant as specified in charter)
      1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
(Address of principal executive offices) (Zip code)
William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA 2220
(Name and address of agent for service)
Registrant’s telephone number, including area code:           (703) 528-7788
Date of fiscal year end:           08/31
Date of reporting period:           08/31/06

Item 1. Reports to Stockholders

Ninth Annual Report
August 31, 2006

October 18, 2006

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s annual report for the fiscal year ended August 31, 2006.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and options levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of 201.5 percent through September 30, 2006, compared to cumulative gains of 125.5 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 70.7 percent, and the S&P 500 posted cumulative gains of 37.3 percent.*

For the year ended August 31, 2006, the Aegis Value Fund posted a gain of 7.3 percent, versus a gain of 12.7 percent for the Russell 2000 Value Index. The Russell 2000 Index returned 9.4 percent, while the S&P 500 Index returned 8.9 percent.

 * - Aegis Value Fund’s one-year, three-year, five-year, and since inception
(5/15/1998) average annual returns for the period ending September 30, 2006 are 9.9%, 10.5%, 13.2%, and 14.1% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending September 30, 2006 are 14.0%, 19.0%, 17.0%, and 10.2%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

LETTER TO SHAREHOLDERS

Our relative performance versus the Russell 2000 Value Index has been affected by the decision to maintain a defensive cash position in the Fund during a time of rising stock values, the underperformance of certain stocks owned by the Fund including Sea Containers Ltd. and PXRE Group Ltd., and the Fund’s relatively low allocations to energy and natural resource sectors. These factors were partially offset by relatively strong performance in other securities, with the net result being moderate positive investment performance during the fiscal year. We will soon be mailing our annual Advisor’s Report that provides detailed manager commentary. However, please be aware that the forthcoming Advisor’s Report is not a part of the Fund’s SEC-mandated Annual Report or audited financial statements included herein.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation
Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, March 1, 2006 - August 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses.

	Actual			Hypothetical
(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During
Fund	(03/01/2006)	(08/31/2006) [1]	Period [2]	(08/31/2006)	Period [2]

Aegis Value Fund	$1,000.00	$987.20	$7.11	$1,017.84	$7.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2006 to August 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2006 to August 31, 2006 was (1.28%).

[2]	Expenses are equal to the Fund’s annualized expense ratio (1.42%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 3/1/2006 and 8/31/2006).

Please see performance data disclosure on pages 2-3.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

DISCLOSURE OF FUND EXPENSES

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics
    Results of a $10,000 Investment

  Average Annual Total Returns (As of August 31, 2006)

	AVALX	Russell 2000 Value Index

Trailing 5 Year	12.8%	14.0%
Trailing 3 Year	11.1%	18.2%
Trailing 1 Year	7.3%	12.7%
Since inception (May 15,1998)	14.2%	10.2%
Please see performance data disclosure on pages 2-3
Industry Breakdown

	% of Fund Net Assets

Common Stock		77.5%
Consumer Discretionary	24.3%
Consumer Staples	11.4%
Energy	1.4%
Financials	16.9%
Health Care	0.0%
Industrials	11.3%
Information Technology	1.1%
Materials	8.6%
Telecommunication Services	0.4%
Utilities	2.1%
Preferred Stock		0.0%
Warrants		0.2%
Investment Companies*		10.5%
Short-Term Investments		17.8%
Other Assets and Liabilities		(6.0%)

Total Net Assets		100.0%

* - Please refer to page 10 for further details

Schedule of Portfolio Investments
August 31, 2006

Common Stock - 77.5%	Shares	Market Value

Consumer Discretionary - 24.3%

Auto Components - 3.4%

Exide Technologies (1)	600,000	$2,304,000

Superior Industries International, Inc.	650,600	11,001,646

		13,305,646

Automobiles - 0.6%

National R.V. Holdings, Inc. (1)(2)	617,900	2,224,440

Distributors - 4.7%

Advanced Marketing Services, Inc. (1)	78,300	250,560

Audiovox Corp. (1)(2)	1,024,295	15,169,809

Handleman Co.	465,400	3,243,838

		18,664,207

Hotels, Restaurants & Leisure - 1.2%

Bowl Amercia, Inc.	9,481	137,000

J. Alexander’s Corp. (1)	82,100	702,776

Lodgian, Inc. (1)	158,300	1,980,333

Luby’s Inc. (1)	8,367	79,570

Nathan’s Famous, Inc. (1)	132,400	1,676,184

		4,575,863

Household Durables - 3.3%

Bassett Funiture Industries, Inc.	425,961	7,360,606

Dominion Homes, Inc. (1)(2)	820,000	4,633,000

Enesco Group, Inc. (1)(2)	1,473,300	309,393

National Presto Industries, Inc.	15,000	816,000

		13,118,999

Leisure Equipment & Products - 1.7%

Head NV	1,881,000	6,564,690

Multiline Retail - 4.7%

Dillard’s, Inc.	428,100	13,348,158

Duckwall-ALCO Stores, Inc. (1)	140,100	5,080,026

		18,428,184

Specialty Retail - 1.9%

Books-A-Million, Inc.	388,169	6,191,296

Pep Boys - Manny, Moe & Jack	96,200	1,235,208

		7,426,504

SCHEDULE OF PORTFOLIO
INVESTMENTS (CONTINUED)
Schedule of Portfolio Investments
August 31, 2006 (Continued)

Common Stock - Continued	Shares	Market Value

Consumer Discretionary - Continued

Textiles, Apparel & Luxury Goods - 2.8%

Delta Apparel, Inc.	337,700	$6,527,741

Delta Woodside Industries, Inc. (1)(2)	428,700	68,592

Quaker Fabric Corp. (2)	1,600,000	2,464,000

Tandy Brands Accessories, Inc.	183,843	1,957,928

		11,018,261

Total Consumer Discretionary		95,326,794

Consumer Staples - 11.4%

Food & Staples Retailing - 0.7%

Marsh Supermarkets, Inc. (2)	245,209	2,709,559

Food Products - 3.8%

Imperial Sugar Co.	416,957	12,825,597

John B. Sanfilippo & Son, Inc. (1)	170,056	2,083,186

		14,908,783

Tobacco - 6.9%

Alliance One International, Inc. (2)	6,762,700	27,253,682

Total Consumer Staples		44,872,024

Energy - 1.4%

Oil, Gas & Consumable Fuels - 1.4%

Top Tankers, Inc.	49,200	310,452

USEC, Inc.	497,250	5,027,198

		5,337,650

Total Energy		5,337,650

Financials - 16.9%

Capital Markets - 0.3%

BKF Capital Group, Inc.	331,200	1,334,736

Diversified Financial Services - 3.2%

California First National Bancorp. (2)	570,184	7,982,576

Medallion Financial Corp.	250,140	2,924,137

Prospect Energy Corp.	96,117	1,513,843

		12,420,556

Schedule of Portfolio Investments
August 31, 2006 (Continued)

Common Stock - Continued	Shares	Market Value

Financials - Continued

Insurance - 12.0%

Acceptance Insurance Companies, Inc. (1)	229,400	$1,606

MIIX Group, Inc. (1)(2)	720,000	6,840

PMA Capital Corp. (1)(2)	2,769,819	25,897,807

PXRE Group Ltd.	857,300	3,437,773

Quanta Capital Holdings Ltd. (1)	1,477,032	2,850,672

SCPIE Holdings, Inc. (1)(2)	523,212	12,457,677

Specialty Underwriters’ Alliance, Inc. (1)	378,953	3,016,466

		47,668,841

Real Estate Investment Trusts - 0.3%

Boykin Lodging Co. (1)	100,000	1,097,000

Real Estate Management & Development - 1.1%

MI Developments, Inc.	123,000	4,216,440

Total Financials		66,737,573

Health Care - 0.0%

Health Care Providers & Services - 0.0%

OCA, Inc. (1)	1,431,400	42,942

Total Health Care		42,942

Industrials - 11.3%

Aerospace/Defense - 1.2%

Allied Defense Group, Inc. (1)	256,700	4,874,733

Airlines - 4.6%

Air France-KLM - ADR(5)	436,700	11,987,415

MAIR Holdings, Inc. (1)(2)	1,210,922	6,139,375

		18,126,790

Building Products - 3.7%

International Aluminum Corp.	14,400	521,856

Royal Group Technologies Ltd. (1)	1,228,900	14,132,350

		14,654,206

Machinery - 0.2%

Quipp, Inc. (2)	78,300	630,315

Marine - 0.4%

Excel Maritime Carriers Ltd (1)	20,000	231,200

International Shipholding Corp. (1)	95,700	1,186,680

		1,417,880

SCHEDULE OF PORTFOLIO
INVESTMENTS (CONTINUED)
Schedule of Portfolio Investments
August 31, 2006 (Continued)

Common Stock - Continued	Shares	Market Value

Industrials - Continued

Road & Rail - 0.0%

Patriot Transportation Holding, Inc. (1)	673	$45,178

Transportation Infrastructure - 1.2%

Sea Containers Ltd. (1)(2)	2,142,700	4,885,356

Total Industrials		44,634,458

Information Technology - 1.1%

Electronic Equipment & Instruments - 1.0%

Pemstar, Inc. (1)	1,018,880	3,892,121

Internet Software & Services - 0.0%

LQ Corp., Inc. (1)	52,115	71,398

IT Services - 0.1%

Technology Solutions Co. (1)	41,429	363,332

Total Information Technology		4,326,851

Materials - 8.6%

Chemicals - 6.2%

American Pacific Corp. (1)(2)	670,534	4,660,211

CF Industries Holdings, Inc.	946,200	15,006,732

CPAC, Inc. (2)	368,474	2,100,302

Terra Industries, Inc. (1)	347,500	2,550,650

		24,317,895

Containers & Packaging - 0.1%

Mod-Pac Corp. (1)	22,300	240,617

Metals & Mining - 0.2%

Amerigo Resources Ltd.	445,000	743,150

Northern Orion Resources, Inc. (1)	25,300	118,657

		861,807

Paper & Forest Products - 2.1%

Canfor Corp. (1)	350,100	3,602,529

Pope & Talbot, Inc. (1)(2)	883,100	4,857,050

		8,459,579

Total Materials		33,879,898

Schedule of Portfolio Investments
August 31, 2006 (Continued)

Common Stock - Continued	Shares	Market Value

Telecommunication Services - 0.4%

Diversified Telecommunication - 0.4%

IDT Corp. (1)	10,000	$138,500

IDT Corp. Class B (1)	86,000	1,228,080

Integrated Telecom Express, Inc. (1)(3)	308,300	30,830

		1,397,410

Total Telecommunication Services		1,397,410

Utilities - 2.1%

Electric Utilities - 2.1%

Reliant Energy, Inc. (1)	615,300	8,281,938

Total Utilities		8,281,938

Total Common Stock (Cost $326,533,605)		304,837,538

Preferred Stock - 0.0%

Glenborough Realty Trust, 7.75% Convertible Preferred	5,260	134,393

Total Preferred Stock (Cost $99,694)		134,393

Warrants - 0.2%

Air France ADW 11/05/07 (1)	397,000	972,650

Exide Technologies 9/14/06 (3)	514,518	—

Total Warrants (Cost $627,260)		972,650

Investment Companies - 10.5%

Canfor Pulp Income Fund	35,010	381,609

Federated Prime Obligations Fund	41,146,944	41,146,944

Total Investment Companies (Cost $41,458,326)		41,528,553

Short Term Investments - 17.8%	Par	Amount

U.S. Treasury Bill 9/14/06 (5.06% Discount Rate)	$40,000,000	$39,928,720

U.S. Treasury Bill 9/21/06 (5.009% Discount Rate)	15,000,000	14,958,250

U.S. Treasury Bill 9/28/06 (5.015% Discount Rate)	15,000,000	14,943,581

Total Short Term Investments (Cost $69,828,742)		69,830,551

Total Investments - 106.0% (Cost $438,547,627) (4)		417,303,685

Liabilities less other assets - (6.0)%		(23,469,497)

Net Assets - 100.0%		$393,834,188

Please see Notes to the Financial Statements

SCHEDULE OF PORTFOLIO
INVESTMENTS (CONTINUED)

Schedule of Portfolio Investments
August 31, 2006 (Continued)

FOOTNOTES

(1)	Non-income producing securities.

(2)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.

(3)	Security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors.

(4)	At August 31, 2006, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Cost of Investments	$438,553,644

Gross unrealized appreciation	75,866,206
Gross unrealized depreciation	(97,116,165)

Net unrealized depreciation on investments	$(21,249,959)

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

(5)	ADR - American Depositary Receipt

Please see Notes to the Financial Statements

Statement of Assets and Liabilities
August 31, 2006

Assets

Investments in unaffiliated companies/securities at market value (cost $266,386,082)	$292,853,701
Investments in affiliated companies*/securities at market value (cost $172,161,545)	124,449,984

Total investment securities at market value (cost $438,547,627)	417,303,685
Cash	2,110,183
Receivable for fund shares sold	12,061
Receivable for investment securities sold	5,397,641
Interest and dividends receivable	374,476
Prepaid expenses	35,822

Total assets	425,233,868

Liabilities

Payable for investment securities purchased	30,137,624
Payable for fund shares redeemed	762,611
Payable to Investment Advisor	405,967
Payable to Transfer Agent and Administrator	46,901
Other payables	46,577

Total liabilities	31,399,680

Net Assets	$393,834,188

Net assets consist of:
Paid-in capital	$315,636,490
Undistributed net investment income	1,748,633
Accumulated net realized gain	97,693,007
Net unrealized depreciation	(21,243,942)

Net assets	$393,834,188

Capital Shares
Authorized (par value $0.001 per share)	100,000,000

Outstanding	22,228,097

Net asset value per share	$17.72

* - Please refer to Note 6 for additional details

Please see Notes to the Financial Statements

Statement of Operations
For the Year Ended August 31, 2006

Investment Income
Dividends from unaffiliated companies*	$5,900,705
Dividends from affiliated companies	566,545
Interest income	4,537,733

Total investment income	11,004,983

Expenses
Investment advisory fees	5,877,317
Transfer agency and administration fees	766,039
Registration fees	50,000
Custody fees	49,876
Printing and postage costs	60,000
Legal fees	50,000
Audit fees	20,000
Director fees	25,000
Insurance fees	28,300
Miscellaneous expenses	6,856

Gross expenses	6,933,388
Fees paid indirectly	(9,105)

Net expenses	6,924,283

Net investment income	4,080,700

Realized and unrealized gain /(loss) on investments
Net realized gain on investments - unaffiliated companies	124,234,374
Net realized gain on investments - affiliated companies	5,604,920
Change in unrealized appreciation/(depreciation) of investments for the year	(102,482,282)

Net realized and unrealized gain on investments	27,357,012

Net increase in net assets resulting from operations	$31,437,712

* Net of foreign tax withholding of $36,353

Please see Notes to the Financial Statements

Statement of Changes in Net Assets
For Years Ended August 31st

	2006	2005

Increase in net assets from operations
Net investment income	$4,080,700	$2,918,408
Net realized gain from investment	129,839,294	49,307,579
Change in unrealized appreciation/(depreciation)	(102,482,282)	17,107,138

Net increase in net assets resulting from operations	31,437,712	69,333,125

Distributions
Net investment income	(5,250,475)	—
Net realized capital gains	(46,148,914)	(37,826,835)

Total distributions to shareholders	(51,399,389)	(37,826,835)

Capital share transactions*
Subscriptions	31,713,238	225,375,283
Distributions reinvested	47,217,395	34,350,915
Redemptions	(341,031,958)	(317,572,328)

Total capital share transactions	(262,101,325)	(57,846,130)

Net decrease in net assets	(282,063,002)	(26,339,840)

Net assets at beginning of year	675,897,190	702,237,030

Net assets at end of year	$393,834,188	$675,897,190

Undistributed net investment income at end of year	$1,748,633	$2,918,408

*—Share information
Subscriptions	1,783,813	12,438,936
Distributions reinvested	2,844,421	1,916,700
Redemptions	(19,202,271)	(17,553,910)

Net decrease in shares	(14,574,037)	(3,198,274)

Please see Notes to the Financial Statements

Financial Highlights
For Years Ended August 31st

The table below sets forth the financial data for a share of the Fund outstanding throughout each year presented.

	2006	2005	2004	2003	2002

Per share data:
Net asset value - beginning of year	$18.37	$17.56	$15.44	$12.99	$12.12

Income from investment operations:
Net investment income/(loss)	0.19	0.08	(0.06)	0.04	0.01	(2)
Net realized and unrealized gains/(losses) on investments	1.02	1.60	2.59	2.92	0.90

Total from investment operations	1.21	1.68	2.53	2.96	0.91

Less distributions declared to shareholders
Net investment income	(0.19)	0.00	(0.01)	(0.02)	0.00	(3)
Net realized capital gains	(1.67)	(0.87)	(0.40)	(0.49)	(0.04)

Total distributions	(1.86)	(0.87)	(0.41)	(0.51)	(0.04)

Net asset value - end of year	$17.72	$18.37	$17.56	$15.44	$12.99

Total investment return	7.27%	9.70%	16.60%	23.70%	7.50%
Ratios (to average net assets)/ supplemental data:
Expenses after reimbursement/recapture and fees paid indirectly (1)	1.41%	1.41%	1.50%	1.50%	1.50%
Expenses before reimbursement/recapture and fees paid indirectly	1.42%	1.41%	1.51%	1.56%	1.54%
Net investment income/(loss)	0.83%	0.39%	(0.34)%	0.31%	0.04%
Portfolio turnover	18%	29%	27%	15%	29%

Net assets at end of year (000’s)	$393,834	$675,897	$702,237	$294,199	$154,707

(1)	Ratio after expense reimbursements/recapture before fees paid indirectly is 1.42% in 2006, 1.42% in 2005, 1.50% in 2004, 1.51% in 2003, and 1.52% in 2002.

(2)	Based on average shares outstanding during the year.

(3)	Less than $0.01.

Please see Notes to the Financial Statements

Notes to Financial Statements
August 31, 2006

1.	The Organization
Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2.  Summary of Significant Accounting Policies
Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Expenses paid indirectly.  Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund’s custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $9,105 for the year ended August 31, 2006.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-

NOTES TO FINANCIAL STATEMENTS
2.  Summary of Significant Accounting Policies (continued)

dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Primarily as a result of the deduction of equalization debits for tax purposes, on August 31, 2006, accumulated net realized gain was decreased by $27,249,284 and additional paid in capital was increased by $27,249,284. This reclassification had no effect on the net assets of the Fund.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	Advisory Fees and Other Transactions with Affiliates
The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation, (the “Advisor”) that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or

3.  Advisory Fees and Other Transactions with Affiliates (continued)

disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through March 31, 2007. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2006, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of August 31, 2006.

The Fund formerly had an agreement with BGB Fund Services, Inc. to provide fund accounting, administration, transfer agency and shareholder services to the Fund for a fee of 0.25% on Fund assets up to $200 million and 0.10% on Fund assets in excess of $200 million. Fees paid to BGB Fund Services amount to $679,547 for the year ended August 31, 2006. Effective April 1, 2006, UMB Investment Services Inc., an unaffiliated service provider, succeeded BGB Fund Services, Inc. as fund accountant and administrator. Effective August 14, 2006, UMB Investment Services, Inc., succeeded BGB Fund Services, Inc. as transfer agent.

During the year, BGB Securities, Inc., a registered broker/dealer, executed portfolio transactions on behalf of the Fund for the year ended August 31, 2006. Brokerage commissions paid to BGB Securities amounted to $42,560 for the year ended August 31, 2006.

Certain officers and directors of the Fund are also officers and directors of the Advisor, BGB Fund Services, Inc. and BGB Securities, Inc. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4.  Investment Transactions
Purchases and sales of long-term investment securities (excluding short-term investments) were $68,479,857 and $225,206,634, respectively, for the year ended August 31, 2006.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5.  Distributions to Shareholders and Tax Components of Net Assets
The tax character of distributions paid during the tax years ended August 31, 2006 and 2005 were as follows:

	2006	2005

Distribution paid from:
Ordinary income	$7,737,542	$3,913,122
Long-term capital gains	43,661,847	33,913,713

	$51,399,389	$37,826,835

For the tax year ended August 31, 2006, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$18,786,920
Undistributed long-term gains	80,660,737

Tax accumulated earnings	99,447,657
Unrealized depreciation on investments	(21,249,959)

Total accumulated earnings	$78,197,698

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax provisions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the impact of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

 NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

6.  Investments in Affiliated Companies
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value				Value
	Beginning		Sales	Dividend	End of
	of Period	Purchases	Proceeds	Income	Period

Alliance One International, Inc.	$25,595,600	$2,056,406	$909,785	$194,943	$27,253,682

American Pacific Corp.	4,204,248				4,660,211

Audiovox Corp.	16,228,481	1,679,787			15,169,809

California First Nat’l Bancorp	7,801,542		120,925	242,715	7,982,576

CPAC, Inc.	1,458,241	350,137		90,179	2,100,302

Delta Woodside Industries, Inc.	325,812				68,592

Dominion Homes, Inc.	13,944,000	203,544			4,633,000

Enesco Group, Inc.	1,887,768	538,634			309,393

MAIR Holdings, Inc.	9,017,053	1,258,944			6,139,375

Marsh Supermarkets, Inc.	2,443,278	300,287		26,963	2,709,559

MIIX Group, Inc.	9,720				6,840

National R.V. Holdings, Inc.	1,660,563	1,831,023			2,224,440

PMA Capital Corp.	23,532,582	900,037	145,164		25,897,807

Pope & Talbot, Inc.	2,844,800	3,926,740			4,857,050

Quaker Fabric Corp.	5,152,000				2,464,000

Quipp, Inc.	959,175			11,745	630,315

SCPIE Holdings, Inc.	13,708,500		10,359,316		12,457,677

Sea Containers Ltd.	18,402,120	4,458,600	147,150		4,885,356

Total	$149,175,483	$17,504,139	$11,682,340	$566,545	$124,449,984

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Directors
Aegis Value Fund, Inc.
Arlington, Virginia

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2003 have been audited by other auditors, whose report dated October 24, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America

BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
October 18, 2006

DIRECTORS AND OFFICERS

(Unaudited)

Business Experience and Directorships
Name, Age and Address	Position	During the Past 5 Years

William S. Berno* (52) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Director	President and Managing Director of Aegis Financial Corporation since 1994; President and Trustee of the Aegis Funds since 2003; President and Director of the Fund since 1997.

Scott L. Barbee* (35) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Treasurer, Director	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Treasurer and Trustee of the Aegis Funds since 2003; Treasurer and Director of the Fund since 1997.

Edward P. Faberman (60) Wiley Rein & Fielding LLP 1776 K Street N.W. Washington, DC 20006	Director	Attorney with the firm of Wiley Rein & Field- ing LLP since 2005; Attorney with the firm of Ungaretti & Harris 1996-2005; Trustee of the Aegis Funds since 2003; Director of the Fund since 1997.

David A. Giannini (53) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Director	Institutional equity sales and research with Scarsdale Equities since 2006. Institutional equity sales and research with Sanders Morris Harris, 1997-2006. Trustee of the Aegis Funds since 2006; Director of the Fund since 2006.

Albert P. Lindemann III (44) 201 N. Tryon St. Suite 2680 Charlotte, North Carolina 28202	Director	President and founder of Redan Capital Partners (real estate investments) since 2006. Real estate analyst with Faison Enterprises, 2000- 2006; Trustee of the Aegis Funds since 2003;

Eskander Matta (36) Wells Fargo & Co. 550 California Street 2nd Floor San Francisco, California 94111	Director	Director of the Fund since 2000 Senior VP of Enterprise Internet Services, Wells Fargo & Co. since 2002; Director of Strategic Consulting with Cordiant Communications, 2001-2002; Trustee of the Aegis Funds since 2003; Director of the Fund since 1997.

Fund Officers

Paul Gambal* (47) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Secretary	Chairman, Secretary and Managing Director of Aegis Financial Corporation since 1994; Secretary of the Aegis Funds since 2003; Secretary of the Fund since 1997.

Skyler S. Showell* (32) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Chief Compliance Officer	Compliance Officer of Aegis Financial Corporation since 2003; Compliance Consultant, 2002-2003; Law Student, 2001; Chief Compliance Officer of the Fund since 2004.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, and are therefore considered to be “interested persons” under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund’s toll-free phone number, (800) 528-3780.

OTHER INFORMATION

(Unaudited)

Shareholder Tax Information:
For the year ended August 31, 2006, 31.78% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended August 31, 2006, 35.01% of dividends paid from net investment income, including short term capital gains from the Fund is designated as qualified dividend income.

The Fund hereby designates approximately $70,911,131 as capital gain dividends, for the purpose of the dividends paid deduction. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Fund Holdings:
The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

OTHER INFORMATION
(CONTINUED)

(Unaudited)

Board Consideration of Investment Advisory Agreement:
The Investment Advisory Agreement between the Fund and the Advisor was most recently renewed at a meeting of the Board held on March 10, 2006. Unless terminated as specified in the Investment Advisory Agreement, the Investment Advisory Agreement continues in effect for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. In connection with its consideration of the adoption of the Investment Advisory Agreement, the Board of Directors requested, and the Advisor provided, information and data relevant to the Board’s consideration. The Board reviewed information on expense ratios and management fees for certain comparable funds. The Board discussed the proposed advisory fee of 1.20% of the Fund’s average daily net assets and the Expense Limitation Agreement between the Fund and the Advisor, pursuant to which the Advisor has agreed through August 31, 2006 to limit its fee and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to an annual rate of 1.50% (as a percentage of the average daily net assets of the Fund). The Board agreed that the proposed fee structure is reasonable and fair to shareholders. They reviewed the past performance of the Fund and the Advisor, and noted the range of investment advisory and administrative services to be provided by the Advisor to the Fund. The Board took note of the fact that the Advisor also has served as investment advisor to another mutual fund affiliated with the Fund and they noted the level and quality of service provided by the Advisor to that fund. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Directors, including a majority of the Independent Directors, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to approve the agreement.

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c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
David A. Giannini
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary
Skyler S. Showell, Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102-1732

Counsel
Seward & Kissel, LLP
1200 G Street, N.W.
Washington, D.C. 20005

Item 2. Code of Ethics
(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert
(a)(1)The Registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)Not applicable.
(a)(3)Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.
Item 4. Principal Accountant Fees and Services
(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are

$18,500 in 2006 and $17,500 in 2005.
(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.
(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2006 and $1,500 in 2005.
Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.
(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.
(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2005 and 2006 were pre-approved by the committee.
(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
     (b) Not applicable
     (c) 100%
     (d) Not applicable
(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,000 in 2006 and $12,000 in 2005.
(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11 — Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.
(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
Not applicable.
(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) — Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ William S. Berno

William S. Berno, President

Date:	November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William S. Berno

William S. Berno, President

Date:	November 8, 2006

By:	/s/ Scott L. Barbee

Scott L. Barbee, Treasurer

Date:	November 8, 2006